UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

PRELIMINARY SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

Kuanggong Road and Tiyu Road 10th Floor,

Chengshi Xin Yong She, Xinhua District,

Pingdingshan, Henan Province, P.R. China 467000

Telephone: +86-3752882999

May 29, 2015

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of SinoCoking Coal and Coke Chemical Industries, Inc. (the “Company”) to be held at the Company’s principal executive offices located at Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000, on June 30, 2015, at 10:00 a.m. (China local time).

At the meeting, shareholders will be asked to consider and vote on a proposal to amend and restate the Company’s Articles of Incorporation, as amended to date, to change the name of the Company to Hongli Clean Energy Technologies Corp. (the “Name Change Proposal”). You will also be asked to consider and vote on a proposal to adjourn the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Name Change Proposal (the “Adjournment Proposal”). The shareholders will also be asked to consider and vote on a proposal to amend and restate the Company’s Bylaws to provide that annual meetings and special meetings requested by shareholders be called for a date not less than 10 nor more than 60 days after the request is made, and the written notice of such meeting be delivered not less than 10 nor more than 60 days before the meeting (the “Date Change Proposal”). You will also be asked to vote on the election of five directors and on the ratification of the appointment of HHC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2015. In addition, the shareholders will be asked to hold an advisory vote to approve executive compensation.

The Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter provide detailed information concerning the matters to be considered at the meeting. The Company intends to commence mailing the Proxy Statement and accompanying Proxy Card on or about June 1, 2015, to all shareholders entitled to vote at the annual meeting.

Your vote is important. I urge you to vote as soon as possible, whether or not you plan to attend the annual meeting.

Thank you for your continued support of SinoCoking Coal and Coke Chemical Industries, Inc.

Sincerely,

/s/ Jianhua Lv
Jianhua Lv
Chairman of the Board and
Chief Executive Officer

SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

Kuanggong Road and Tiyu Road 10th Floor,

Chengshi Xin Yong She, Xinhua District,

Pingdingshan, Henan Province, P.R. China 467000

Telephone: +86-3752882999

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 30, 2015

TO THE SHAREHOLDERS OF SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.:

The annual meeting of the shareholders of SinoCoking Coal and Coke Chemical Industries, Inc., a Florida corporation, (the “Company”), will be held on June 30, 2015, at 10:00 a.m. (China local time), at the Company’s principal executive offices located at Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000, for the following purposes:

1.	To consider and vote on a proposal to amend and restate the Company’s Articles of Incorporation, as amended to date, to change the name of the Company to Hongli Clean Energy Technologies Corp. (the “Name Change Proposal”);

2.	To consider and vote on a proposal to adjourn the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal to change the name of the Company (the “Adjournment Proposal”);

3.	To consider and vote on a proposal to amend and restate the Company’s Bylaws, as amended to date, to provide that annual meetings and special meetings requested by shareholders be called for a date between 10 and 60 days after the request is made, and the written notice of such meeting be delivered between 10 and 60 days before such meeting (the “Date Change Proposal”);

4.	To elect five directors to serve until the next annual meeting or until their successors are duly elected and qualified;

5.	To ratify the appointment of HHC, LLP (“HHC”) as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2015;

6.	To hold an advisory vote to approve executive compensation; and

7.	To transact such other business as may properly come before the meeting or any adjournment thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors recommends that you vote in favor of the Name Change Proposal, the Adjournment Proposal, the Date Change Proposal, and each of the nominees to the board of directors, as discussed in Proposal 4, and in favor of Proposals 5 and 6.

The Board of Directors has fixed the close of business on April 30, 2015, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. We hope that you will attend the meeting, but if you cannot do so, please complete, date, and sign the enclosed Proxy Card and return it in the accompanying envelope as promptly as possible. The Proxy Card also provides instructions on voting by telephone or electronically. Returning the Proxy Card (or voting electronically or via telephone) will not affect your right to vote in person if you attend the meeting.

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WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE YOUR SHARES.

By Order of the Board of Directors,

Sincerely,

/s/ Jianhua Lv
Jianhua Lv
Chairman of the Board and
Chief Executive Officer

Pingdingshan, People’s Republic of China

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SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

Kuanggong Road and Tiyu Road 10th Floor,

Chengshi Xin Yong She, Xinhua District,

Pingdingshan, Henan Province, P.R. China 467000

Telephone: +86-3752882999

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 30, 2015

GENERAL

This Proxy Statement is furnished by the Board of Directors (the “Board”) of SinoCoking Coal and Coke Chemical Industries, Inc., a Florida corporation (the “Company”), in connection with the solicitation of proxies for use at the annual meeting of shareholders to be held on June 30, 2015, at 10:00 a.m. (China local time), or at any adjournment or postponement of the meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting. The annual meeting will be held at the Company’s principal executive offices located at Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000. The Company intends to commence mailing this Proxy Statement, the Notice of Annual Meeting and accompanying Proxy Card on or about June 1, 2015, to all shareholders entitled to vote at the annual meeting.

ABOUT THE MEETING

Why did I receive this Proxy Statement?

You received this Proxy Statement because you held shares of the Company’s common stock on April 30, 2015 (the “Record Date”) and are entitled to vote at the special meeting. The Board is soliciting your proxy to vote at the meeting.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponement or adjournment of the meeting.

What proposals will be voted on at the annual meeting?

Shareholders will vote on six proposals at the annual meeting:

1. A proposal to amend and restate the Company’s Articles of Incorporation, as amended to date, to change the name of the Company to Hongli Clean Energy Technologies Corp. (the “Name Change Proposal”) (see page 9);

2. A proposal to adjourn the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal to change the name of the Company (the “Adjournment Proposal”) (see page 10);

3. A proposal to amend and restate the Company’s Bylaws, as amended to date, to provide that the annual meeting and any special meeting requested by shareholders be called for a date between 10 and 60 days after the request is made, and the written notice of such meeting shall be delivered between 10 and 60 days before such meeting (the “Date Change Proposal”) (see page 11);

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4. The election of five directors (see page 12);

5. The ratification of HHC (“HHC”) as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2015 (see page 14); and

6. The advisory vote to approve executive compensation (see page 16).

We will also consider any other business that properly comes before the Annual Meeting. See question titled “Will any other matters be voted on?” immediately below.

Will any other matters be voted on?

We do not know of any other matters that will be brought before the shareholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your signed Proxy Card would authorize Mr. Jianhua Lv to vote on such matters in his discretion.

How do I vote?

Shareholders of Record

If your shares are registered directly in your name with the Company’s transfer agent, Interwest Transfer Co., Inc., then you are a shareholder of record.

If you are a shareholder of record, there are three ways to vote:

1.        By completing, signing, dating and returning your Proxy Card in the postage-paid envelope provided by the Company;

2.        By following the instructions for electronic voting using the Internet or by telephone, which are printed on your Proxy Card. If you vote via the Internet or by telephone, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned your Proxy Card. If you vote via the Internet or by telephone, do not mail a Proxy Card; or

3.        By voting in person at the annual meeting.

Street Name Holders

If your shares are held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding your shares is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or agent.

If your shares are held in street name, you must instruct the organization that holds your shares how to vote your shares. If such voting instructions are not provided, then your shares that are held in street name will not be voted on any non-routine proposal. This vote is called a “broker non-vote.” Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not effect these proposals.

Brokers cannot use discretionary authority to vote shares on the election of directors or any other non-routine proposals if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

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 With the exception of Proposal 5, the ratification of the appointment of HHC as our independent registered public accounting firm for our fiscal year ending June 30, 2015, all of the proposals to be voted upon at this annual meeting are considered non-routine.

How many votes do I have?

On each matter to be voted upon, you will have one vote for each share of the Company’s common stock that you owned on the Record Date.

How many votes can be cast by all shareholders?

The Company had 23,960,217 outstanding shares of common stock on the Record Date, and each of these shares is entitled to one vote.

How many votes must be present to hold the meeting?

The holders of at least one-third of the Company’s total outstanding shares of common stock on the Record Date must be present at the meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the meeting. This means at least 7,986,739 common shares must be present in person or by proxy.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

What vote is required to approve the proposals?

Assuming the presence of a quorum at the annual meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
A proposal to amend and restate the Company’s Articles of Incorporation, as amended to date, to change the name of the Company to Hongli Clean Energy Technologies Corp.	A majority of the votes cast	No

A proposal to adjourn the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal to change the name of the Company	A majority of the votes cast	No

A proposal to amend and restate the Company’s Bylaws, as amended to date, to provide that the annual meeting and any special meeting requested by shareholders be called for a date not less than 10 nor more than 60 days after the request is made, and the written notice of such meeting be delivered not less than 10 nor more than 60 days before such meeting	A majority of the votes cast	No

Election of five members to the Board	Plurality of the votes cast (the five directors receiving the most “For” votes)	No

Ratification of the Appointment of HHC as our independent registered public accounting firm for our fiscal year ending June 30, 2015	A majority of the votes cast	Yes

The advisory vote to approve executive compensation	A majority of the votes cast	No

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With regard to the advisory vote on executive compensation (Proposal 6), it will not be binding on either the Board or the Company. However, the Board’s Compensation Committee will take into account the outcome of the shareholder vote on this proposal at the annual meeting when considering future executive compensation arrangements.

Your non-binding advisory votes described in Proposal 6 will not be construed (1) as overruling any decision by the Board, any Board committee or the Company relating to the compensation of the named executive officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board, any Board committee or the Company.

Can I revoke or change my vote after I deliver my proxy?

Yes. You may revoke or change a previously delivered proxy at any time before the annual meeting by delivering another proxy with a later date, by voting again via the Internet or by telephone, or by delivering written notice of revocation of your proxy to the Secretary of the Company at our principal executive offices before the beginning of the annual meeting. You may also revoke your proxy by attending the annual meeting and voting in person, although attendance at the annual meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a bank or brokerage firm, you must contact that bank or brokerage firm to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the annual meeting if you obtain a legal proxy as described in the paragraph under the heading “Who can attend the annual meeting?” below.

Who can attend the annual meeting?

Any person who was a shareholder of the Company on April 30, 2015, may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the meeting. You will not, however, be able to vote your shares at the meeting without a legal proxy.

What happens if I sign and return the Proxy Card but do not indicate how to vote on a proposal?

If you sign your Proxy Card but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by the Board.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (“SEC”) within four business days after the meeting.

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Who is paying for this proxy solicitation?

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and mailing of this Proxy Statement, the Proxy Card, and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or other regular employees of the Company. No additional compensation will be paid to directors, officers, or other regular employees for such services.

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PROPOSAL 1 - THE NAME CHANGE PROPOSAL

The proposal to approve an Amendment and Restatement of our Articles of Incorporation to Change the Name of the Company from SinoCoking Coal and Coke Chemical Industries, Inc. to Hongli Clean Energy Technologies Corp.

On May 15, 2015, the Board of Directors of the Company approved, and directed that there be submitted to the holders of the Company’s common stock for approval, the proposed amendment and restatement of the Company’s Articles of Incorporation to change the name of the Company to Hongli Clean Energy Technologies Corp.

The text of the proposed Amended and Restated Articles of Incorporation is set forth in Annex A to this Proxy Statement and is incorporated by reference into this Proxy Statement. Provided this proposal is approved by our shareholders, we will change our name from SinoCoking Coal and Coke Chemical Industries, Inc. to Hongli Clean Energy Technologies Corp. Our Board recommends we change our name to demarcate our current business plan from our former business plan and because the Board believes the suggested name is more reflective of our business.

The favorable vote of the majority of our outstanding shares of common stock entitled to vote, in person or by proxy, at this annual meeting is required to approve the Name Change Proposal.

The change of name will not affect in any way the validity or transferability of stock certificates outstanding, the capital structure of the Company or the trading of the Company’s common stock on the NASDAQ Capital Market. If the Name Change Proposal is passed by our shareholders, it will not be necessary for shareholders to surrender their existing stock certificates. Instead, when certificates are presented for transfer, new certificates bearing the name, Hongli Clean Energy Technologies Corp. will be issued. After the change of name, the Company may seek to change the trading symbol on the NASDAQ Capital Market, which symbol is currently “SCOK.”

If the Name Change Proposal is approved by our shareholders, the Company will file an Articles of Amendment with the Florida Secretary of State reflecting our name change. The amendment will become effective on the date the Articles of Amendment is accepted for filing by the Florida Secretary of State (the “Effective Date”).

The Board of Directors recommends that Shareholders vote FOR the Approval of an Amendment and Restatement to our Articles of Incorporation to change the name of the Company from SinoCoking Coal and Coke Chemical Industries, Inc. to Hongli Clean Energy Technologies Corp.

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PROPOSAL 2 - ADJOURNMENT PROPOSAL

The proposal will give the Company authority to adjourn the annual meeting, if necessary, to solicit additional proxies if there are insufficient votes to approve Proposal 1, the Name Change Proposal.

If this proposal is approved, the annual meeting could be adjourned to any date. If the annual meeting is adjourned, the Company shareholders who have already sent in their proxies may revoke them at any time prior to their use at the annual meeting.

Approval of the adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the approval and adoption of the Name Change Proposal will require the affirmative vote of a majority of our shares of common stock represented in person or by proxy at the annual meeting.

The Board of Directors recommends that Shareholders vote FOR the adjournment of the annual meeting, if necessary, to solicit additional proxies if there are insufficient votes to approve and adopt the Name Change Proposal at the time of the annual meeting.

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PROPOSAL 3 –DATE CHANGE PROPOSAL

The proposal will amend the Company’s bylaws to provide a longer time to call for a shareholder meeting, and a longer time for the written notice of such meeting to be delivered to shareholders.

The Board of Directors of the Company approved, and directed that there be submitted to the holders of the Company’s common stock for approval, the proposed amendment and restatement of the Company’s bylaw to change that the meetings of shareholders shall be called for a date not less than 10 nor more than 60 days after the request is made, and the written notice of shareholder meetings shall be delivered not less than 10 nor more than 60 days before such meeting.

The text of the proposed Amended and Restated Bylaws is set forth in Annex B to this Proxy Statement and is incorporated by reference into this Proxy Statement.

Currently our bylaws provide that annual meetings and special meetings requested by shareholders may be called for a date not less than 3 nor more than 30 days after the request is made, and the written notice of such meeting shall be delivered not less than 3 nor more than 30 days before the meeting. If the proposal to amend our bylaws is approved by our shareholders, the meetings may be called between 10 and 60 days after the request is made, and the written notice of such meeting may be delivered between 10 and 60 days before the meeting. Our Board recommends amending the bylaws because the Board believes the suggested dates would provide longer and more adequate time for shareholders to prepare for and vote in annual and special meetings of shareholders.

The favorable vote of a majority of our outstanding shares of common stock entitled to vote, in person or by proxy, at this annual meeting is required to approve the Date Change Proposal to amend and restate the Company’s Bylaws to provide that annual meetings and special meetings requested by shareholders may be called for a date between 10 and 60 days after such request is made, and the written notice of such meeting may be delivered between 10 and 60 days before such meeting.

The Board of Directors recommends that Shareholders vote FOR the Approval of an Amendment and Restatement to our Bylaws to change that the meetings of shareholders shall be called for a date not less than 10 nor more than 60 days after the request is made, and the written notice of shareholder meetings shall be delivered not less than 10 nor more than 60 days before such meeting.

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PROPOSAL 4 - ELECTION OF DIRECTORS

Currently, the Board has fixed the number of directors at five persons, which are to be elected at each annual meeting. The directors will hold office until the next annual meeting, or until their resignations or removal. The Nominating Committee of the Board has nominated Jianhua Lv, Hui Zheng, Yushan Jiang, Hui Huang and Haoyi Zhang for re-election at the annual meeting. All of the nominees currently serve on the Board.

The Company has not received a nominee from a shareholder who is not also an officer or director of the Company. Each nominee to the Board has expressed a willingness to serve during the next year and, based on a review of their qualifications, each was deemed to be a suitable candidate for nomination. We believe that the nominees set forth below possess valuable experience necessary to guide the Company in the best interests of the shareholders. All of the Company’s directors are expected to attend the annual meeting. Information regarding the pertinent business experience and educational background of each nominee is provided below:

The Nominees

Name	Age (1)	Position
Jianghua Lv	47	Chief Executive Officer and Chairman of the Board of Directors
Hui Zheng	43	Secretary, Vice President of Operations and Director
Yushan Jiang (2) (3) (4)	61	Independent Director
Hui Huang (2) (3) (4)	47	Independent Director
Haoyi Zhang (2) (3) (4)	41	Independent Director

(1)	As of the date of this Proxy Statement.
(2)	Member of the Audit Committee.
(3)	Member of the Compensation Committee.
(4)	Member of the Nominating Committee.

Jianhua Lv serves as our Chief Executive Officer and the Chairman of our Board of Directors, and has been the executive director and chairman of Henan Province Pingdingshan Hongli Coal & Coke Co., Ltd. (“Hongli”) since 1996, when he founded the company. From 1989 to 1996, Mr. Lv held a number of positions at the Henan Province Pingdingshan Coal Group, where he developed many years of experience in the coal and coking industries. In early 2007, Mr. Lv was appointed as a standing committee member of the Chinese People’s Political Consultative Conference of Baofeng, Henan Province, and as a standing committee member of the National People’s Congress of Baofeng, Henan Province. Mr. Lv has been honored as an outstanding entrepreneur of the year in 2003 and 2004. Mr. Lv holds a bachelor’s degree in Chinese and a master’s degree in economics from Henan University, and a master of law degree from the Central Party School. Mr. Lv’s experience as our Chief Executive Officer and Chairman, and his extensive knowledge of the coal and coking industries, qualify him to serve on the Board and led the Nominating Committee to conclude that he should be nominated to serve another term as a director.

Hui Zheng serves as our Secretary, and has served as vice manager of Human Resources at Hongli since 2006, and as a statistician, secretary and vice-dean from 1998 until 2006. Mr. Zheng has worked in the materials industry since 1996. Mr. Zheng holds a degree from Zhengzhou University. Mr. Zheng’s in-depth working experience as vice manager at Hongli, his knowledge and his lengthy working experience in the Chinese coal and materials industries qualify him to serve on the Board and led the Nominating Committee to conclude that he should be nominated to serve another term as a director.

Yushan Jiang has served as the chief executive officer of Pingdingshan Coal Group’s Shoushan Coking Co., Ltd. since February 2007. From 2001 to 2007, he was chief engineer at Henan Tianhong Coking Company. Mr. Jiang gained extensive experience in the coking industry as he held numerous positions since 1972 as a worker, director, and head of research and development for various coking operations. Mr. Jiang is also currently a vice-director and member of the Coking Committee of the Henan Province Metals Association, and vice-secretary of the Henan Province Institute of Coal & Coke. Mr. Jiang holds a bachelor’s degree in coal and chemistry from the Wuhan College of Iron & Steel. Mr. Jiang’s extensive working and leadership experience in the coking industry and his educational background qualify him to serve on the Board and led the Nominating Committee to conclude that he should be nominated to serve another term as a director.

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Hui Huang is the chairman and chief executive officer of Wuhan Pingdingshan Coal and Wuhan Steel Unification Coking Company (“WPCWSUCC”). Mr. Huang has also served as director of sales and administration of the same company from 1985 to 1996. He then served as director of the Economics and Technology Cooperation Center of the Pingdingshan Coal Group (now WPCWSUCC) from 1996 to 2008. Mr. Huang is also a director of the China Association of Comprehensive Resource Utilization, a vice-director of the Henan Institute of Coal (a branch of the China Association of Comprehensive Resource Utilization), and vice-secretary of the Pingdingshan Youth Union. Mr. Huang holds a bachelor’s degree in economic management and an MBA from the University of Mining and Technology. Mr. Huang’s vast experience in the coal and coking industry and in management as an executive officer and director of WPCWSUCC, and as a leader in various coal industry related associations, led our Nominating Committee to conclude that he should be nominated to serve another term as a director.

Haoyi Zhang serves as the chief financial officer of Henan Pinggao Electricity Ltd., one of the major A-Share public companies traded on the Shanghai Stock Exchange, a position he has held since January 2005. From April 2004 to March 2009, he served as the chief accountant of Henan Pinggao DongZhi Gao Ya Kaiguan Ltd., a Sino-Japanese joint venture with Toshiba. Mr. Zhang held numerous positions at China Beifang Industry Company, Xiamen Branch, from July 1995 to March 2004, including as the deputy director, the director, the deputy chief accountant, the assistant general manager and the chief accountant. Mr. Zhang holds a bachelor’s degree in accounting from Xiamen University and an EMBA degree from Xian Jiaotong University. Mr. Zhang’s extensive financial and accounting experience at numerous Chinese companies and his educational background qualify him to serve on the Board and led the Nominating Committee to conclude that he should be nominated to serve another term as a director.

The Board of Directors recommends that Shareholders vote FOR the election of the five nominees for director.

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PROPOSAL 5 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected HHC as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the annual meeting. We anticipate that a representative of HHC will be available at the annual meeting to answer appropriate questions from our shareholders and the Audit Committee.

Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of HHC to our shareholders for ratification as a matter of good corporate practice. No determination has been made as to what action the Board or the Audit Committee would take if shareholders do not ratify the appointment. Even if the appointment is ratified, however, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of HHC.

Principal Accountant Fees and Services

The following table shows the fees that were billed for audit and other services provided by HHC and Friedman LLP, our independent accountants, during the fiscal years ended June 30, 2014 and 2013:

	Fiscal Year Ended June 30,
	2014	2013
Audit Fees(1)	$180,000	$310,000
Audit-related Fees(2)	-	-
Tax Fees(3)	-	-
All Other Fees(4)	15,000	24,318
Total	$195,000	$334,318

(1)	Audit Fees – This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by independent auditors in connection with statutory and regulatory filings or the engagement for fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements. Audit fees for 2013 were all paid to Friedman LLP. Audit fees for 2014 were paid to HHC ($110,000) and Friedman LLP ($70,000).

(2)	Audit-Related Fees – This category consists of assurance and related services by our independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under "Audit Fees." The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC.

(3)	Tax Fees – This category consists of professional services rendered by our independent auditors for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

(4)	All Other Fees – This category consists of fees for other miscellaneous items. All other fees for 2014 and 2013 were paid to Friedman LLP.

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Pre-Approval Policies and Procedures of the Audit Committee

Our Audit Committee approves the engagement of our independent auditors and is also required to pre-approve all audit and non-audit expenses.  Prior to engaging its accountants to perform particular services, our Audit Committee obtains an estimate for the service to be performed.  All of the services described above were approved by the Audit Committee in accordance with its procedure.

The Board of Directors recommends that Shareholders vote FOR the ratification of the appointment of HHC as the Company’s independent registered public accounting firm.

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PROPOSAL 6 - ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are providing shareholders with the opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers as disclosed pursuant to the SEC’s executive compensation disclosure rules and set forth in this proxy statement (including in the compensation tables and narratives accompanying those tables.

The principal elements of our executive compensation are base salary, discretionary annual cash bonuses, stock incentive plan awards and perquisites and other compensation. While base salary is generally included as an element of compensation of our executive officers in every year, the granting of bonuses, stock incentive awards and perquisites is determined on a case-by-case basis. We believe that this compensation structure has served us well and reflects our philosophy of fairness to our employees in the PRC and avoiding discrepancies between our executive pay and the pay of our middle management and other employees.

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, the Board will request your advisory vote on the following resolution at the annual meeting:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

This vote is an advisory vote only and will not be binding on the Company, the Board or the Compensation Committee, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board or the Compensation Committee. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by shareholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for named executive officers.

The Board of Directors recommends that Shareholders vote FOR the approval of the compensation of the Company’s named executive officers, as disclosed in this proxy statement pursuant to the SEC’s executive compensation disclosure rules.

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INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Independence

We are required to comply with the NASDAQ Stock Market (“NASDAQ”) listing standards, under which a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board consults with the Company’s counsel to ensure that the Board’s determination are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the NASDAQ, as in effect from time to time. Based upon information submitted to the Company, the Board has determined that Messrs. Yushan Jiang, Hui Huang and Haoyi Zhang are each “independent” under the NASDAQ listing standards. Mr. Jianhua Lv, as the Company’s Chief Executive Officer, and Mr. Hui Zheng, as the Company’s Secretary and Vice President of Operations, are not independent directors.

Board Meetings and Board Committees

The Board currently consists of five members. Our bylaws provide that our directors will hold office until the annual meeting of shareholders or until their successors have been elected and qualified. The Board is responsible for the business and affairs of the Company and considers various matters that require its approval. Five (5) of the Board members attended the annual meeting last year. Below is a description of each committee of the Board as such committees are presently constituted. The Board has determined that each current committee member meets the applicable SEC and NASDAQ rules and regulations regarding “independence,” and is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company. The Board met 2 times, and took action by unanimous written consent one time during the fiscal year ended June 30, 2014.

Audit Committee

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. The Audit Committee assists the Board with oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent auditor, and prepares the report that the SEC requires to be included in the annual proxy statement. The current members of the Audit Committee are Messrs. Haoyi Zhang, Hui Huang and Yushan Jiang, with Mr. Zhang as the chairperson. Each member is a non-employee director of the Board. The Board has determined that Mr. Zhang is an “audit committee financial expert” within the meaning of Item 407(d)(5)(ii) and (iii) of Regulation S-K promulgated under the Exchange Act. The Audit Committee’s charter is available on the Company’s website at www.scokchina.com and in print upon request. The Audit Committee did not meet during the fiscal year ended June 30, 2014, but took action by unanimous written consent one time during the fiscal year ended June 30, 2014.

Compensation Committee

The Board established the Compensation Committee on February 16, 2010. The Compensation Committee is responsible for overseeing and, as appropriate, making recommendations to the Board regarding the annual salaries and other compensation of the Company’s executive officers and general employees and other policies, and for providing assistance and recommendations with respect to the compensation policies and practices of the Company. The current members of the Compensation Committee are Messrs. Haoyi Zhang, Hui Huang and Yushan Jiang, with Mr. Jiang as the chairperson. The Compensation Committee may not delegate its authority to other persons. Similarly, the Compensation Committee has not engaged a compensation consultant to assist in the determination of executive compensation issues. While the Company’s executives will communicate with the Compensation Committee regarding executive compensation issues, the Company’s executive officers do not participate in any executive compensation decisions. The Compensation Committee’s charter is available on the Company’s website at www.scokchina.com and in print upon request. The Compensation Committee did not meet during the fiscal year ended June 30, 2014, but took action by unanimous written consent one time during the fiscal year ended June 30, 2014.

Nominating Committee

The Board established the Nominating Committee on February 16, 2010. The Nominating Committee assists in the selection of director nominees, approve director nominations to be presented for shareholder approval at our annual meeting and fill any vacancies on the Board, consider any nominations of director candidates validly made by shareholders, and review and consider developments in corporate governance practices. The current members of the Nominating Committee are Messrs. Haoyi Zhang, Hui Huang and Yushan Jiang, with Mr. Huang as the chairperson. The Nominating Committee did not meet during the fiscal year ended June 30, 2014, but took action by unanimous written consent one time during the fiscal year ended June 30, 2014.

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In evaluating candidates to determine if they are qualified to become members of the Board, the Nominating Committee looks principally for the following attributes: personal and professional character, integrity, ethics and values; general business experience and leadership profile, including experience in corporate management, such as serving as an officer or former officer of a public company; strategic planning abilities and experience; aptitude in accounting and finance; expertise in domestic and international markets; experience in our industry and with relevant social policy concerns; understanding of relevant technologies; expertise in an area of our operations; communication and interpersonal skills; and practical and mature business judgment. The Nominating Committee also considers services by Board members and nominees on the board of directors of other public companies. Although we do not have a formal diversity policy, to foster and maintain a diversity of viewpoints, backgrounds and experience on the Board, the Nominating Committee evaluates the mix of skills and experience of the directors and assesses nominees and potential candidates in the context of the current composition of the Board and the requirements of the Company, taking into consideration the diverse communities and geographies in which the Company operates. Although the Nominating Committee uses these and other criteria to evaluate potential nominees, there are no stated minimum criteria for nominees. The Nominating Committee uses the same standards to evaluate all director candidates, regardless of who proposes them.

The Nominating Committee will consider all candidates recommended by shareholders. A shareholder wishing to recommend a candidate must submit the following documents to the Secretary of the Company at Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000:

•	a recommendation that identifies the name and address of the shareholder and the person to be nominated;

•	the written consent of the candidate to serve as a director of the Company, if elected;

•	a description of all arrangements between the shareholders and such nominee pursuant to which the nomination is to be made; and

•	such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC.

If the candidate is to be evaluated by the Nominating Committee, the Secretary will request a detailed resume, an autobiographical statement explaining the candidate’s interest in serving as a director of the Company, a completed statement regarding conflicts of interest, and a waiver of liability for a background check from the candidate.

The Nominating Committee’s charter is available on the Company’s website at www.scokchina.com and in print upon request.

Each of the five nominees for election as a director named in this Proxy Statement were unanimously recommended by the Nominating Committee for submission to the shareholders of the Company as the Board’s nominees.

Shareholder Communications with the Board

All communications should be directed to the Company’s Secretary at Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000, and should prominently indicate on the outside of the envelope that it is intended for the Board or for non-management directors, and the Company’s Secretary will forward the communications to all specified directors. If no director is specified, the communication will be forwarded to the entire Board.

Board Leadership Structure and Role in Risk Oversight

Currently, Mr. Jianhua Lv serves as Chief Executive Officer and Chairman of the Board of the Company. The Board believes that the Company and its shareholders have been well served in the past and continue to be well served in the current business environment by this leadership structure. Mr. Lv is the director most familiar with our business and industry and is best situated to propose the Board’s agendas and lead Board discussions on important matters. Mr. Lv also provides a strong link between management and the Board, which promotes clear communication and enhances strategic planning and implementation of corporate strategies. Overall, we believe that having the same person serve as both Chairman and Chief Executive Officer helps provide strong, unified leadership for our management team and Board. Additionally, because three of our five current Board members have been deemed to be “independent” by the Board, we believe the Board structure provides sufficient independent oversight of our management. The Board has not designated a lead independent director.

The Board, as a whole and also at the committee level, plays an active role overseeing the overall management of the Company’s risks. Our Audit Committee reviews financial and operational items with our management and the Company’s independent auditors. Although the Board does not regularly review formal reports from members of senior management and committees on areas of material risk to the Company, including operational, financial, legal, strategic and regulatory risks, the Company’s Board is in regular contact with our Chief Executive Officer and Chief Financial Officer, who report directly to the Board and who supervise day to day risk management.

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Director Compensation

The following table provides compensation information for our directors during the fiscal year ended June 30, 2014:

Name	Fees Earned or Paid in Cash($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jianhua Lv (1)	$-	$-	$-	$-	$-	$-	$-
Hui Zheng	$10,000	$-	$-	$-	$-	$-	$10,000
Yushan Jiang	$10,000	$-	$-	$-	$-	$-	$10,000
Hui Huang	$10,000	$-	$-	$-	$-	$-	$10,000
Haoyi Zhang	$10,000	$-	$-	$-	$-	$-	$10,000

(1)	Mr. Lv’s compensation is reflected in the Summary Compensation Table for our executive officers below.

All of our current directors were appointed on February 5, 2010 in connection with the Share Exchange. On February 5, 2010, we entered into letter agreements with all of our current directors and pursuant to which we agreed to pay cash compensation in the amount of $10,000 to each of the directors for their services on our board of directors in 2010. The terms and conditions under these agreements remained effective for fiscal 2014.

INFORMATION REGARDING OUR DIRECTORS AND EXECUTIVE OFFICERS

The following table identifies our current executive officers and directors, their respective offices and positions, and their respective dates of election or appointment:

Name	Positions Held:	Date of Last Election or Appointment
Jianhua Lv	President, Chief Executive Officer and Chairman of the Board	June 6, 2014
Song Lv	Chief Financial Officer	April 18, 2014
Hui Zheng	Secretary, Vice President of Operations and Director	June 6, 2014
Yushan Jiang	Independent Director	June 6, 2014
Hui Huang	Independent Director	June 6, 2014
Haoyi Zhang	Independent Director	June 6, 2014

Arrangements Involving Directors or Executive Officers

There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan, or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current Board. There are also no arrangements, agreements, or understandings to our knowledge between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs.

Family Relationships

There are no family relationships between or among any of the current directors, executive officers or persons nominated or charged to become directors or executive officers. There are no family relationships among our officers and directors and those of our subsidiaries and affiliated companies.

Business Experience

The business experience of the Company’s directors, including all executive officers serving as directors, is provided above. The experience of the Company’s executive officer who is not also a director is described below.

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Song Lv, age 41,  was appointed as the Company’s Chief Financial Officer and Treasurer on April 18, 2014. Mr. Song Lv has served as controller in the finance and accounting department of Henan Province Pingdingshan Hongli Coal & Coke Co., Ltd. (“Hongli”) since June 2010. All of the Company’s business operations are conducted through Hongli in the People’s Republic of China. From April 2007 to November 2010, Mr. Song Lv was Chief Financial Officer of Xinhe Investment Co., Ltd. Mr. Song Lv has a bachelor’s degree in accounting from Northeastern University. There is no family relationship between Mr. Song Lv and any of the Company’s current directors, executive officers or persons nominated or charged to become directors or executive officers, or those of the Company’s subsidiary.

Involvement in Certain Legal Proceedings

During the past ten (10) years, none of the directors or executive officers has been involved in any legal proceedings as described in subparagraph (f) of Item 401 of Regulation S-K that are material to the evaluation of their ability or integrity.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership, and annual reports concerning their ownership of our common shares and other equity securities on Forms 3, 4, and 5 respectively. Executive officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely upon review of the copies of such reports received or written representations from the reporting persons, we believe that during our 2014 fiscal year, our directors, executive officers and persons who owned more than 10% of our common stock complied with all Section 16(a) filing requirements.

Code of Ethics and Business Conduct

The Board adopted a Code of Ethics that applies to all officers, directors and employees of the Company. We intend to maintain the highest standards of ethical business practices and compliance with all laws and regulations applicable to our business. The Code of Ethics was filed as Exhibit 14 to the Company’s Annual Report on Form 10-KSB filed with the SEC on March 30, 2004.

Indemnification

Pursuant to our Articles of Incorporation, the Company will indemnify any of our officers and directors or any former officer or directors for such expenses and liabilities, in such manner, under such circumstances to such extent as permitted by the Florida Business Corporation Act, Section 607.0850, as amended.

Florida law permits a corporation, under specified circumstances, to indemnify our directors, officers, employees or agents against expenses (including attorney’s fees), judgments, fines and amounts paid in settlements actually and reasonably incurred by them in connection with any action, suit or proceeding brought by third parties by reason of the fact that they were or are directors, officers, employees or agents of the corporation, if such directors, officers, employees or agents acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reason to believe their conduct was unlawful. In a derivative action, that is, one by or in the right of the corporation, indemnification may be made only for expenses actually and reasonably incurred by directors, officers, employees or agents in connection with the defense or settlement of an action or suit, and only with respect to a matter as to which they will have acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification will be made if such person has been adjudged liable to the corporation, unless and only to the extent that the court in which the action or suit was brought determines upon application that the defendant directors, officers, employees or agents are fairly and reasonably entitled to indemnity for such expenses despite such adjudication of liability.

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Our Articles of Incorporation contain a provision stating that no director will be liable to the Company or to our shareholders for monetary damages for breach of fiduciary duty as a director. The intention of the foregoing provisions is to eliminate the liability of our directors to the fullest extent permitted by Florida law.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Equity Compensation Plan Information

We maintain the following equity compensation plans. The discussions below give effect to the 1-for-12 reverse stock split effected on January 15, 2009 and the 1-for-20 reverse stock split the Company effected on February 5, 2010.

2012 Equity Incentive Plan

On April 5, 2012, our board of directors approved a stock incentive plan for officers, directors, employees, and consultants entitled “SinoCoking Coal and Coke Chemical Industries, Inc. 2012 Equity Incentive Plan” (the “2012 Plan”).  The maximum number of shares that may be issued under the Plan is 2,000,000 shares of our common stock.  The 2012 Plan was approved by our shareholders at our annual meeting held on June 29, 2012.  Under the 2012 Plan, we may issue common stock and/or options to purchase common stock.  The 2012 Plan is administered by our board of directors or a committee that it designates comprising of at least three independent directors.  The board (or the committee if one is designated) has full and complete authority, in its discretion, but subject to the express provisions of the 2012 Plan, to grant awards, to determine the number of awards to be granted and the time or times at which awards shall be granted; to establish the terms and conditions upon which awards may be exercised; to remove or adjust any restrictions and conditions upon awards; to specify, at the time of grant, provisions relating to exercisability of awards and to accelerate or otherwise modify the exercisability of any awards; and to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of the 2012 Plan.  As of June 30, 2014, 2,000,000 shares of common stock remained available for future issuance under the 2012 Plan.

2002 Stock Option Plan for Directors

On October 11, 2002, our board of directors adopted a 2002 Stock Option Plan for Directors (the “Directors Plan”) to attract and retain the services of experienced and knowledgeable individuals to serve as our directors. On the date the Directors Plan was adopted, the total number of shares of common stock subject to it was 11,057. This number of shares may be increased on the first day of January of each year so that the common stock available for awards will equal 5% of the common stock outstanding on that date; provided, however, that the number of shares included in the Directors Plan may not exceed more than 10% of all shares of common stock outstanding. The Directors Plan is administered by the board of directors, or any committee that it designates comprising of non-employee directors. The grant of an option under the Directors Plan is discretionary. The exercise price of an option must be the fair market value of the common stock on the date of grant. An option grant may be subject to vesting conditions. Options may be exercised in cash, or with shares of the common stock already owned by the person. The term of an option granted pursuant to the Directors Plan may not be more than 10 years. The Directors Plan terminated in October 2012 in accordance with its terms.

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1999 Stock Option Plan

On October 14, 1999, our board of directors adopted a 1999 Stock Option Plan (the “Option Plan”) in order to retain the services of employees and consultants and others who are valuable to the Company and to offer incentives to such persons to achieve the objectives of our shareholders. The total number of shares of common stock subject to the Option Plan is 45,417. The Option Plan is administered by the board of directors, or any committee that it designates comprising of non-employee directors. Employees eligible for awards under the Option Plan may receive incentive options to purchase common stock. If a recipient does not receive an incentive option, he or she will receive a non-qualified stock option. The exercise price of an option must be no less than the fair market value of the common stock on the date of grant, unless the recipient of an award owns 10% or more of our common stock, in which case the exercise price of an incentive stock option must not be less than 110% of the fair market value. An option grant may be subject to vesting conditions. Options may be exercised in cash, or with shares of the common stock of the Company already owned by the recipient of the award. The term of an option granted pursuant to the Option Plan may not be more than five years if the option is an incentive option granted to a recipient who owns 10% or more of our common stock, or 10 years for all other recipients and for recipients of non-qualified stock options. Incentive stock options may be granted until the day immediately preceding the 10 year anniversary of its adoption date. Non-qualified stock options may be granted until the Option Plan is terminated by the board of directors in its sole discretion.

The following table illustrates, as of June 30, 2014, information relating to all of our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity Compensation Plan Approved by Security Holders
2012 Plan	0		n/a	2,000,000
The Option Plan	6,059	(1)	$96.00	0

Equity Compensation Plan Not Approved by Security Holders -
The Directors Plan	3,126	(1)	$96.00	0

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of April 30, 2015, regarding the beneficial ownership of the Company’s common stock by any person known to the Company to be the beneficial owner of more than 5% of the outstanding common stock, by directors and certain executive officers, and by all directors and executive officers of the Company as a group. All officers and directors above utilize the following address for correspondence purposes: Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000.

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Name and Address	Amount and Nature of Beneficial Ownership	Percent (%) of Class*
Jianhua Lv (1)	7,948,168	33%
Zan Wu	0	0%
Hui Zheng	0	0%
Hui Huang	0	0%
Yushan Jiang	0	0%
Haoyi Zhang	0	0%
All Officers and Directors as a Group (5 total)	7,948,168	33%

5% Shareholders:
Honour Express Limited (2)	7,948,168	33%

Applicable percentage ownership is based on 23,960,217 shares of common stock outstanding as of April 30, 2015.

(1)	Represents shares held directly by (a) Mr. Jianhua Lv and (b) Honour Express Limited, a British Virgin Islands international business company (“Honour Express”). Mr. Lv is a director of Honour Express, and in such capacity, he may be deemed to have voting and dispositive power over the shares held directly by Honour Express. On October 7, 2014, Jianhua Lv, under the Call Option Agreement (“Incentive Option Agreement”) he entered on July 6, 2009 with Mr. Shaohua Tan, a Singapore citizen, the then owner of 100% of the shares of Honour Express, exercised his option to purchase 100% of the outstanding shares of Honour Express, which directly owns 6,694,091 shares of the Company’s common stock. As a result, Mr. Lv became the sole shareholder of Honour Express. Given the Option and rights in Honour Express prior to exercise, the exercise of the Option neither increases nor decreases Mr. Lv’s previously disclosed beneficial interest in an aggregate of 7,948,168 shares of the Company’s common stock, including both personally held shares and shares held by Honour Express. Mr. Lv’s address is: 10th Floor, Chengshi Xin Yong She, Tiyu Road, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China, 467000.

(2)	The address of Honour Express Limited is: P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands.

To our knowledge, none of our directors, officers or affiliates, or any 5% or greater shareholder of the Company, or any associate or any such directors, officers or affiliates, is a party in any material legal preceding that is adverse to the Company.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, for the fiscal years indicated, all compensation awarded to, earned by or paid to our Named Executive Officers.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)
Jianhua Lv	2014	240,000	0	0	0	0	0	0	240,000
Chairman and Chief Executive Officer	2013	240,000	0	0	0	0	0	0	240,000
Zan Wu (1)	2014	90,000	0	0	0	0	0	0	90,000
Former Chief Financial Officer and Secretary	2013	180,000	0	0	0	0	0	0	180,000
Song Lv (2)	2014	120,000	0	0	0	0	0	0	120,000
Current Chief Financial Officer and Treasurer	2013	0	0	0	00	0	0	0	0

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(1)	On April 18, 2014, Zan Wu resigned as our Chief Financial Officer.

(2)	On April 18, 2014, Song Lv was appointed as our Chief Financial Officer and Treasurer.

Outstanding Equity Awards

There were no equity awards granted to our officers or directors in the year ended June 30, 2014.

Retirement Plans

We currently have no plans that provide for the payment of retirement benefits, or benefits that will be paid primarily following retirement, including but not limited to tax-qualified defined benefit plans, supplemental executive retirement plans, tax-qualified defined contribution plans and nonqualified defined contribution plans.

Potential Payments upon Termination or Change-in-Control

We currently have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to a named executive officer at, following, or in connection with any termination, including without limitation resignation, severance, retirement or a constructive termination of a named executive officer, or a change in control of the Company or a change in the named executive officer’s responsibilities, with respect to each named executive officer.

Employment Agreements

We entered into an employment agreement with Mr. Jianhua Lv on February 5, 2010. Mr. Jianhua Lv agreed that in the event that he leaves his employment for any reason, he will refrain from using or disclosing our confidential information in any manner which might be detrimental to or conflict with our business interests. Both we and Mr. Jianhua Lv have the right to terminate his employment with or without cause by giving prior notice. Any disputes arising from Mr. Jianhua Lv’s employment, termination of his employment or breach of any covenant of good faith related to his employment shall be conclusively settled by final and binding decision of the court located in Henan Province, China. The employment agreement does not provide for any fixed term or duration, and Mr. Jianhua Lv is employed on an at-will basis.

We entered into an employment agreement with Mr. Song Lv on April 18, 2014. Mr. Song Lv agreed that in the event that he leaves his employment for any reason, he will refrain from using or disclosing our confidential information in any manner which might be detrimental to or conflict with our business interests. Both we and Mr. Song Lv have the right to terminate his employment with or without cause by giving prior notice. Any disputes arising from Mr. Song Lv’s employment, termination of his employment or breach of any covenant of good faith related to his employment shall be conclusively settled by final and binding decisions of the court located in Henan Province, China. The employment agreement does not provide for any fixed term or duration, and Mr. Song Lv is employed on an at-will basis.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review of Related Transactions

We recognize that transactions we may conduct with any of our directors or executive officers may present potential or actual conflicts of interest and create the appearance that decisions are based on considerations other than our best interests and those of our stockholders. As set forth in our Audit Committee Charter, our Audit Committee shall review and approve our related party transactions, arrangements or relationships. Such related party transactions include any indebtedness or guarantee of indebtedness, in which we and any of the following have an interest: (i) any person who is or was an executive officer, director, or director nominee of us at any time since the beginning of our last fiscal year; (ii) a person who is or was an immediate family member (as defined in the policy) of an executive officer, director, or director nominee at any time since the beginning of our last fiscal year; (iii) any person who, at the time of the occurrence or existence of the transaction, is greater than 5% beneficial owner of our common stock; (iv) any person who, at the time of the occurrence or existence of the transaction, is an immediate family member (as defined in the policy) of the greater than 5% beneficial owner of our common stock; or (v) or any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in which such person has a 10% or greater beneficial ownership interest (which we refer to in this Proxy Statement as a “related person”). The transactions monitored include where the aggregate amount is expected to exceed $120,000 in which a related person has a direct or indirect material interest. Potential related person transactions proposed to be entered into by us shall be reviewed and approved by the Audit Committee. The Audit Committee will review the material facts of any potential related person transaction and will then approve, ratify or disapprove the transaction.

Related Transactions

We had advances from our Chief Executive Officer in the amounts of $526,699 and $140,465 at June 30, 2014 and 2013, respectively. Such advances are interest free, due on demand and will be settled in cash.

AUDIT COMMITTEE REPORT

Report of the Audit Committee

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter adopted by the Board on February 16, 2010, as amended on May 18, 2015. The charter provides, among other things, that the Audit Committee has full authority to engage the independent auditor. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

•	reviewed and discussed the audited financial statements with management and the independent auditors;

•	discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•	received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and discussed with the independent accountant the independent accountant’s independence; and

•	based on the review and discussions referred to above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014, as filed with the Securities and Exchange Commission.

Respectfully submitted,

The Audit Committee of the Board of Directors

/s/ Haoyi Zhang
Haoyi Zhang, Chairperson

The foregoing Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference in such filing.

25

FORM 10-K - ANNUAL REPORT

ENCLOSED HEREWITH IS A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, AND ANY AMENDMENTS THERETO (WITHOUT EXHIBITS) FOR OUR FISCAL YEAR ENDED JUNE 30, 2014. NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. ADDITIONAL COPIES MAY BE REQUESTED IN WRITING. SUCH REQUESTS SHOULD BE SUBMITTED TO THE COMPANY’S SECRETARY AT KUANGGONG ROAD AND TIYU ROAD 10TH FLOOR, CHENGSHI XIN YONG SHE, XINHUA DISTRICT, PINGDINGSHAN, HENAN PROVINCE, PEOPLE’S REPUBLIC OF CHINA 467000. EXHIBITS TO THE FORM 10-K WILL ALSO BE PROVIDED UPON SPECIFIC REQUEST. THE MATERIALS WILL BE PROVIDED WITHOUT CHARGE.

26

STOCKHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

To be considered for inclusion in next year’s Proxy Statement, shareholder proposals must be received at our principal executive offices no later than the close of business on January 1, 2016. However, if the date of the next annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then, to be considered for inclusion in the Proxy Statement relating to next year’s annual meeting, notice of a shareholder proposal will need to be received by the Company in a reasonable amount of time before the Company begins to send its proxy materials for the 2016 annual meeting.

If a shareholder wishes to present a shareholder proposal at our next annual meeting that is not intended to be included in the Proxy Statement, we must receive such proposal no later than March 22, 2016. Under Rule 14a-4(c) under the Exchange Act, which governs the Company’s use of discretionary proxy voting authority with respect to shareholder proposals that are not included in the Company’s proxy solicitation materials pursuant to Rule 14a-8 of the Exchange Act, if we do not receive the shareholder’s notice of intent to present such a proposal at the Company’s 2016 Annual Meeting by March 22, 2016, then the Company’s management proxies will have the right to exercise their discretionary authority in connection with the matter submitted by the shareholders, without discussion of the matter in the Proxy Statement. However, if the date of our 2016 annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then notice must not have been received a reasonable time before the Company sends its proxy materials for the 2016 annual meeting in order for the Company to be allowed to use its discretionary voting authority.

Any proposal must comply with the requirements as to form and substance established by the SEC for such proposal to be included in our Company’s Proxy Statement. The Company reserves the right to exclude shareholder proposals pursuant to SEC rules, or if untimely. Shareholders continuously holding at least 1% or $2,000 in market value of the issued and outstanding shares of a class of our securities for at least one year are eligible to submit proposals or may nominate director candidates. If a shareholder nominates a director candidate, in order for such nomination to be valid and acceptable, all information required to be provided under Regulation 14A under the Exchange Act and requested by the board of directors (or nominating committee, if applicable) concerning such candidate must be furnished within a reasonable time prior to the above deadline for shareholder proposals.

All notices of intention to present a proposal at the 2016 annual meeting should be addressed to our Company Secretary, SinoCoking Coal and Coke Chemical Industries, Inc., Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000 and to ensure prompt receipt by us, such notices should be sent to us via certified mail, return receipt requested. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Any shareholder proposal for next year’s Annual Meeting submitted after the deadlines described above will not be considered filed on a timely basis. For proposals that are not timely filed, we retain discretion to vote the proxies we receive. For proposals that are timely filed, we retain discretion to vote the proxies we receive, provided that (i) we include in our Proxy Statement advice on the nature of the proposal and how we intend to exercise our voting discretion and (ii) the proponent does not issue a Proxy Statement.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for Proxy Statements with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers deliver a single Proxy Statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you currently receive multiple Proxy Statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to our Company Secretary at SinoCoking Coal and Coke Chemical Industries, Inc., Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000. Tel.: +86-3752882999.

27

OTHER MATTERS

The Board of Directors and management do not know of any other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, the persons appointed as proxies will vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Jianhua Lv
Jianhua Lv
Chief Executive Officer and
Chairman of the Board of Directors

Pingdingshan, People’s Republic of China

May 29, 2015

28

Annex A

ARTICLES OF AMENDMENT

OF

SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

Pursuant to Section 607.1003 of the Florida Business Corporation Act, SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC., a Florida corporation (the “Corporation”), DOES HEREBY CERTIFY AND ADOPT THESE ARTICLES OF AMENDMENT:

FIRST:  The name of the Corporation is SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

SECOND:  On May 15, 2015, the board of directors of the Corporation approved a change in the name of the Corporation to “Hongli Clean Energy Technologies Corp.” and submitted such change to the Corporation’s shareholders, who approved such change at the annual meeting of shareholders on June 30, 2015.

THIRD: The Articles of Incorporation of this Corporation are hereby and amended and restated and shall read as follows:

ARTICLE I

CORPORATE NAME

The name of the Corporation shall be HONGLI CLEAN ENERGY TECHNOLOGIES CORP.

ARTICLE II

PURPOSE

This Corporation shall be organized for any and all purposes authorized under the laws of the state of Florida.

ARTICLE III

PERIOD OF EXISTENCE

The period during which the Corporation shall continue perpetual.

ARTICLE IV

SHARES

The capital stock of the Corporation shall consist of One Hundred Million (100,000,000) shares of common stock, with a par value of $0.001 per share.

The 8,114,197 issued and outstanding common shares of the Corporation, with a par value of $0.001 per share, either issued and outstanding or held by the Corporation as treasury stock, on January 28, 2010 (“Effective Date”), shall be automatically reclassified and converted (without any further act) into 405,710 fully-paid and non-assessable shares of common stock of the Corporation, with a par value of $0.001, appropriately rounded up as provided below in this Article IV.

Notwithstanding the immediately preceding paragraph, no fractional shares of common stock shall be issued to the holders of record of common stock in connection with the foregoing reclassification and conversion of shares of common stock, and no certificates or scrip representing any such fractional shares shall be issued. In lieu of such fraction of a share, any holder of such fractional share shall be entitled receive one whole share of common stock.

Each stock certificate representing common stock that, immediately prior to the Effective Date, represented shares of common stock shall, from and after the Effective Date, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of common stock into which the shares of common stock represented by such certificate shall have been reclassified. If requested by a shareholder to the Secretary of the Corporation, within a reasonable time after receipt of such written request such holder of record of a certificate that represented shares of common stock prior to the reclassification and conversion shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of reclassified common stock.

ARTICLE V

PLACE OF BUSINESS

The address of the principal place of business of this corporation shall be Kuanggong Road and Tiyu Road, 10th Floor, ChengshiXin Yong She, Tiyu Road, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China, 467000. The Board of directors may at any time and from time move the principal office of this corporation.

ARTICLE VI

REGISTERED AGENT

The street address of the registered office of the corporation is 155 Office Plaza Dr., Tallahassee, Florida, 32301; and the name of the registered agent of the corporation at that address is National Corporate Research, Ltd.

ARTICLE VII

DIRECTORS AND OFFICERS

The business of this corporation shall be managed by its Board of Directors. The number of such directors shall not be less than one (1) and, subject to such minimum, may be increased or decreased from time to time in the manner provided in the By-Laws.

ARTICLE VIII

DENIAL OF PREEMPTIVE RIGHTS

No shareholder shall have any right to acquire share or other securities of the corporation except to the extent to such right may be granted by an amendment to these Articles of Incorporation or by a resolution of the Board of Directors.

ARTICLE IX

AMENDMENT OF BY-LAWS

Anything in these Articles of Incorporation, the By-Laws, or the Florida Corporation Act notwithstanding, by-laws not be adopted, modified, amended or repealed by the shareholders of the Corporation except upon the affirmative vote of a simple majority vote of the holders of all the issued and outstanding shares of the corporation entitled to vote thereon.

ARTICLE X

SHAREHOLDERS

9.1 Inspection of books. The Board of Directors shall make the reasonable rules to determine at what times and place and under what conditions the books of the Corporation shall be open to inspection by shareholders or a duly appointed representative of a shareholder.

9.2 Control Share Acquisition. The provisions relating to any control share acquisition as contained in Florida Statutes now, or hereinafter amended, and any successor provision shall not be applied to the Corporation.

9.3 Quorum. The holders of shares entitled to one-third of the votes at a meeting of shareholder's shall constitute a quorum.

9.4 Required Vote. Acts of shareholders shall require the approval of holders of 50.01% of the outstanding votes of shareholders.

ARTICLE XI

LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS

To the fullest extent permitted by law, no director or officer of the Corporation shall be personally liable to the Corporation or its shareholders for damages for breach of any duty owed to the Corporation or its shareholders. In addition the Corporation shall have the power, in its by-laws or in any resolution of its stockholders or directors, to undertake to indemnify the officers and directors of this corporation against any contingency or peril as may be determined to be in the best interest of this corporation, and in conjunction therewith, to procure, at this corporation's expense, policies of insurance.

ARTICLE XII

CONTRACTS

No contract or other transaction between this corporation and any person, firm or corporation shall be affected by the fact that any officer or director of this corporation is such other party or is, or at some time in the future becomes, an officer, director or partner of such other contracting party, or has now or hereafter a direct or indirect interest in such contract.

FOURTH: The number of votes cast for the amendment by the shareholders was sufficient for approval. Shareholders of the Corporation holding common shares constituting approximately __% of the issued and outstanding shares of the Corporation, voting in person or by proxy at the Annual Meeting of Shareholders, duly authorized and adopted this amendment to the Articles of Incorporation of the Corporation, and written notice of the Annual Meeting containing a copy or summary of the amendment, with such notice stating that one of the purposes of the meeting is to consider the proposed amendment, has been given to each shareholder of the Corporation in accordance with Section 607.1003 of the Florida Business Corporation Act.

FIFTH: This amendment shall be effective at _______ Eastern time on ______, 2015.

THESE ARTICLES OF AMENDMENT ARE DATED this __ day of ________ 2015.

By:	/s/ Jianhua Lv
Jianhua Lv
Chief Executive Officer and
Chairman of the Board of Directors

 Annex B

AMENDED AND RESTATED BY-LAWS

OF

HONGLI CLEAN ENERGY TECHNOLOGIES CORP.

ARTICLE I. MEETINGS OF SHAREHOLDERS

Section 1. Annual Meeting. The annual meeting of the shareholders of this corporation shall be held on or before the 30th day of June of each year or at such other time and place designated by the Board of Directors of the corporation. Business transacted at the annual meeting shall include the election of directors of the corporation. If the designated day shall fall on a Sunday or legal holiday, then the meeting shall be held on the first business day thereafter provided such meeting date meets the requirement of the first sentence.

Section 2. Special Meetings. Special meetings of the shareholders shall be held when directed by the President or the Board of Directors, or when requested in writing by the holders of not less than 10% of all the shares entitled to vote at the meeting. A meeting requested by shareholders shall be called for a date not less than 10 nor more than 60 days after the request is made, unless the shareholders requesting the meeting designate a later date. The call for the meeting shall be issued by the Secretary, unless the President, Board of Directors, or shareholders requesting the meeting shall designate another person to do so.

Section 3. Place. Meetings of shareholders shall be held at the principal place of business of the corporation or at such other place as may be designated by the Board of Directors.

Section 4. Notice. Written notice stating the place, day and hour of the meeting and in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the meeting, either personally or by first class mail, or by the direction of the President, the Secretary or the officer or persons calling the meeting to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

Section 5. Notice of Adjourned Meeting. When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted on the original date of the meeting. If, however, after the adjournment the Board of Directors fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given as provided in this Article to each shareholder of record on a new record date entitled to vote at such meeting.

Section 6. Shareholder Quorum and Voting. A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders unless otherwise provided by law.

Section 7. Voting of Shares. Each outstanding share shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders.

Section 8. Proxies. A shareholder may vote either in person or by proxy executed in writing by the shareholder or his duly authorized attorney-in-fact. No proxy shall be valid after the duration of 11 months from the date thereof unless otherwise provided in the proxy.

Section 9. Action by Shareholders Without a Meeting. Any action required by law or authorized by these by-laws or the Articles of Incorporation of this corporation or taken or to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

ARTICLE II. DIRECTORS

Section 1. Function. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the Board of Directors.

Section 2. Qualification. Directors need not be residents of this state or shareholders of this corporation.

Section 3. Compensation. The Board of Directors shall have authority to fix the compensation of directors.

Section 4. Presumption of Assent. A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless he votes against such action or abstains from voting in respect thereto because of an asserted conflict of interest.

Section 5. Number. This corporation shall have a minimum of 5 director but no more than 7.

Section 6. Election of Term. Each person named in the Articles of Incorporation as a member of the initial Board of Directors shall hold office until the next shareholder meeting or until his earlier resignation, removal from office or death. If no shareholder meeting takes place, each director shall continue serve until such meeting takes place. At each shareholder the shareholders shall elect directors to hold office until the next succeeding shareholder meeting. Each director shall hold office for a term for which he is elected and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

Section 7. Vacancies. Any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of Directors, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall hold office only until the next election of directors by the shareholders.

Section 8. Removal of Directors. At a meeting of shareholders called expressly for that purpose, any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors.

Section 9. Quorum and Voting. A majority of the number of directors fixed by these by-laws shall constitute a quorum for the transaction of business. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 10. Executive and Other Committees. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an executive committee and one or more other committees each of which, to the extent provided in such resolution shall have and may exercise all the authority of the Board of Directors, except as is provided by law.

Section 11. Place of Meeting. Regular and special meetings of the Board of Directors shall be held at the principal place of business of the corporation or as otherwise determined by the Directors.

Section 12. Time, Notice and Call of Meetings. Regular meetings of the Board of Directors shall be held without notice on the first Monday of the calendar month two (2) months following the end of the corporation's fiscal year, or if the said first Monday is a legal holiday, then on the next business day. Written notice of the time and place of special meetings of the Board of Directors shall be given to each director by either personal delivery or electronic delivery at least three (3) days before the meeting or by notice mailed to the director at least 3 days before the meeting.

Notice of a meeting of the Board of Directors need not be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

Neither the business to be transacted at, nor the purpose, of any regular or special meeting of the Board of Directors need by specified in the notice of waiver of notice of such meeting. A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment, and unless the time and place of adjourned meeting are announced at the time of the adjournment, to the other directors. Meetings of the Board of Directors may be called by the chairman of the board, by the President of the corporation or by any two directors.

Members of the Board of Directors may participate in a meeting of such board by means of a conference telephone call or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

Section 13. Action Without a Meeting. Any action, required to be taken at a meeting of the Board of Directors, or any action which may be taken at a meeting of the Board of Directors or a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so to be taken, is signed by such number of the directors, or such number of the members of the committee, as the case may be, as would constitute the requisite majority thereof for the taking of such actions, is filed in the minutes of the proceedings of the board or of the committee. Such actions shall then be deemed taken with the same force and effect as though taken at a meeting of such board or committee whereat all members were present and voting throughout and those who signed such action shall have voted in the affirmative and all others shall have voted in the negative. For informational purposes, a copy of such signed actions shall be mailed to all members of the board or committee who did not sign said action, provided however, that the failure to mail said notices shall in no way prejudice the actions of the board or committee.

ARTICLE III. OFFICERS

Section 1. Officers. The officers of this corporation shall consist of a President, a Secretary and a Treasurer each of whom shall be elected by the Board of Directors. Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors from time to time. Any two or more officers may be held by the same person.

Section 2. Duties. The officers of this corporation shall have the following duties:

The President shall be the chief executive officer of the corporation, shall have general and active management of the business and affairs of the corporation subject to the directions of the Board of Directors, and shall preside at all meetings of the shareholders and Board of Directors.

The Secretary shall have custody of, and maintain, all of the corporate records except the financial records; shall record the minutes of all meetings of the shareholders and Board of directors, send all notices of all meetings and perform such other duties as may be prescribed by the Board of Directors or the President.

The Treasurer shall have custody of all corporate funds and financial records, shall keep full and accurate accounts of receipts and disbursements and render accounts thereof at the annual meetings of shareholders and whenever else required by the Board of Directors or the President, and shall perform such other duties as may be prescribed by the Board of Directors or the President.

Section 3. Removal of Officers. An officer or agent elected or appointed by the Board of Directors may be removed by the board whenever in its judgment the best interests of the corporation will be saved thereby. Any vacancy in any office may be filed by the Board of Directors.

ARTICLE IV. STOCK CERTIFICATES

Section 1. Issuance. Every holder of shares in this corporation shall be entitled to have a certificate representing all shares to which he is entitled. No certificate shall be issued for any share until such share is fully paid.

Section 2. Form. Certificates representing shares in this corporation shall be signed by the President or Vice President and the Secretary or an Assistant Secretary and may be sealed with the seal of this corporation or a facsimile thereof.

Section 3. Transfer of Stock. The corporation shall register a stock certificate presented to it for transfer if the certificate is properly endorsed by the holder of record or by his duly authorized attorney.

Section 4. Lost, Stolen or Destroyed Certificates. If the shareholder shall claim to have lost or destroyed a certificate of shares issued by the corporation, a new certificate shall be issued upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed, and, at the discretion of the Board of Directors, upon the deposit of a bond or other indemnity in such amount and with such sureties, if any, as the board may reasonably require.

ARTICLE V. BOOKS AND RECORDS

Section 1. Books and Records. This corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its shareholders, Board of Directors and committee of directors.

This corporation shall keep at its registered office, or principal place of business a record of its shareholders, giving the names and addresses of all shareholders and the number of shares held by each.

Any books, records and minutes may be in written form or in any other form capable of being converted into written form within a reasonable time.

Section 2. Shareholders' Inspection Rights. Any person who shall have been a holder of record of shares of voting trust certificates therefor at least six months immediately preceding his demand or shall be the holder of record of, or the holder of record of voting trust certificates for, at least five percent of the outstanding shares of the corporation, upon written demand stating the purpose thereof, shall have the right to examine, in person or by agent or attorney, at any reasonable time or times, for any proper purpose its relevant books and records of accounts, minutes and records of shareholders and to make extracts therefrom.

Section 3. Financial Information. Not later than four months after the close of each fiscal year, this corporation shall prepare a balance sheet showing in reasonable detail the financial condition of the corporation as of the close of its fiscal year, and a profit and loss statement showing the results of the operations of the corporation during the fiscal year.

Upon the written request of any shareholder or holder of voting trust certificates for shares of the corporation, the corporation shall mail to each shareholder or holder of voting trust certificates a copy of the most recent such balance sheet and profit and loss statement. The balance sheets and profit and loss statements shall be filed in the registered office of the corporation in this state, shall be kept for at least five years, and shall be subject to inspection during business hours by any shareholder or holder of voting trust certificates, in person or by agent.

YOUR VOTE IS IMPORTANT – VOTE TODAY IN ONE OF THREE WAYS:

MAIL	INTERNET	PHONE
If you do not wish to vote by telephone or over the internet, please complete, sign, date and return the above proxy card in the postage prepaid envelope provided.	If you wish to vote by internet, please log-on to: http://www.proxypush.com/itc. Enter your control number printed below and vote your proxy by checking the appropriate boxes. Click on “Accept Vote”.	After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to a few simple questions. Your vote will be confirmed and cast as directed. Call toll-free in the U.S. or Canada at 866.702.2536 on a touch-tone telephone.

All votes must be received by 8:00 pm, China local time, on June 29, 2015

(same as 8:00 am, U.S. Eastern Standard Time, on June 29, 2015)

CONTROL NUMBER

▼	FOLD AND DETACH HERE	▼

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

for the June 30, 2015 Annual Meeting of Shareholders and any postponement(s) or adjournment(s) thereof.

The undersigned hereby: (a) acknowledges receipt of the Notice of the Annual Meeting of the stockholders of SinoCoking Coal and Coke Chemical Industries, Inc. (the “Company”) to be held at 10:00 AM (China local time) on June 30, 2015 (the “Annual Meeting”), and the associated Proxy Statement; (b) appoints Jianhua Lv, as Proxy, with the power to appoint a substitute; (c) authorizes each proxy to represent and vote, as designated below, all of the shares of Common Stock of the Company, par value $0.001 per share, held of record by the undersigned at the close of business on April 30, 2015, at the Annual Meeting and at any postponement(s) or adjournment(s) thereof; and (d) revokes any proxies previously given.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2015.

The Proxy Statement, the Notice of Annual Meeting of Shareholders and Our Annual Report to Shareholders are available at http://www.shareholdermaterial.com/scok.

The Board of Directors recommends you vote FOR proposals 1, 2, 3, 5 and 6, and FOR each of the director nominees set forth in Proposal 4.

IMPORTANT – CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

		For	Against	Abstain
1	To approve the restatement and amendment of the Company’s Articles of Incorporation, as amended to date, to change the name of the Company to Hongli Clean Energy Technologies Corp. (the “Name Change Proposal”)	☐	☐	☐

2	To approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal to change the name of the Company (the “Adjournment Proposal”).	☐	☐	☐

3	To approve the Restatement and Amendment to Our Bylaws to change that the special meeting requested by shareholders shall be called for a date not less than 10 nor more than 60 days after the request is made, and the written notice of a special meeting shall be delivered not less than 10 nor more than 60 days before the meeting. (the “Date Change Proposal”).	☐	☐	☐

4 To approve each director of the Company listed below, to serve until the Annual Meeting of Stockholders for the fiscal year ending June 30, 2015 and until such director’s respective successors shall be elected and qualified, or until such director’s earlier death, resignation or removal from office.

Jianhua Lv	☐ FOR	☐ WITHHOLD	Hui Huang	☐ FOR	☐ WITHHOLD

Yushan Jiang	☐ FOR	☐ WITHHOLD	Haoyi Zhang	☐ FOR	☐ WITHHOLD

Hui Zheng	☐ FOR	☐ WITHHOLD

5	To approve the ratification of the appointment of HHC as the independent auditors for the Company for the fiscal year ending June 30, 2014.	☐	☐	☐

6	To approve the advisory approval of the Company’s executive compensation.	☐	☐	☐

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PERSON DESIGNATED AS PROXY.

Please mark, sign, date, and return this Proxy as promptly as possible in the envelope provided.

Dated: ____________________, 2015

X

X
Signature(s) of Shareholders

Joint owners should each sign. Signature(s) should correspond with your name(s) as printed on this Proxy. Attorneys, executors, trustees, administrators and guardians should give full title and authority. If a corporation, please provide full name of corporation and title of the authorized officer signing this Proxy. If a partnership or limited liability company (“LLC”), please provide the full partnership’s or LLC’s name and title of the authorized person signing this Proxy.